                                                                     Exhibit 4.1

                           COVENTRY HEALTH CARE, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                            SHARES
CHC


                                                               CUSIP 222862 10 4
COMMON STOCK                                                   COMMON STOCK


THIS CERTIFIES that


                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS






is the owner of



FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK. PAR VALUE OF ONE CENT ($.01) EACH OF
                           COVENTRY HEALTH CARE, INC.
transferable on the books of the Company by the holder hereof in person or by authorized attorney upon surrender of this certificate properly endorsed.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.


Dated:



/s/ SHIRLEY R. SMITH                                      /s/ ALLEN F. WISE
SECRETARY                          [SEAL]                 PRESIDENT



Countersigned and Registered:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                         Transfer Agent
By                       and Registrar

                   Authorized Signature
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This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Rights Agreement between Coventry Health Care, Inc. (the "Company") and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent"), dated as of March 30, 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on the file at the principal office of the stock transfer administration office of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.


                           COVENTRY HEALTH CARE, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS ON SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COME -- as tenants in common
TEN ENT  -- as tenants by the entireties
JT TEN   -- as joint tenants with right of
            survivorship and not as tenants
            in common
UNIF GIF MIN ACT -- ________ Custodian _____________
                     (Cust)               (Minor)
                    under Uniform Gifts to Minors
                    Act for ________________________
                                    (State)

    Additional abbreviations may also be used through not in the above list.

For Value Received, _______________________ hereby sell, assign and tranfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


_______________________________________________________________________________


_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


_______________________________________________________________________________


_______________________________________________________________________________


_______________________________________________________________________  Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_____________________________________________________________________  Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated: _____________________

                        ________________________________________________________

                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                 WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.